UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549

FORM 8-K

 CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
  Date of Report (Date of earliest event reported): September 15, 2026

WORLD KINECT CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-09533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street,	Miami,	Florida	33178
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 428-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	WKC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 17, 2026, World Kinect Corporation (the "Company") announced that Michael J. Kasbar would step down from his position as the Company's Executive Chairman, effective December 31, 2026, and that the Board of Directors of the Company (the "Board") appointed Ken Bakshi as independent chair of the Board, effective December 31, 2026.
Pursuant to Mr. Kasbar's employment agreement with the Company, which expired on December 31, 2025, Mr. Kasbar will receive the severance payments and benefits, as previously described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2026, which became payable upon such expiration and non-renewal but were not paid while he continued to be employed by the Company, subject to his compliance with certain restrictive covenants for two years following his cessation of service as Executive Chairman of the Company.
Mr. Kasbar stepping down was not a result of any disagreement with the Company on any matter relating to the Company's operations, practices or policies. Mr. Kasbar will continue to serve as a member of the Board.
Mr. Bakshi has served on the Board since 2002 and brings more than three decades of executive leadership, investing and advisory experience.
Item 7.01. Regulation FD Disclosure.
A copy of the Company's press release announcing the above Board leadership transition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01.  Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Board Leadership Transition, dated September 17, 2026
104	Cover Page Interactive Data File, formatted in inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 17, 2026	World Kinect Corporation

/s/ Jeffrey Weissman
Jeffrey Weissman
Corporate Secretary